Ex-99.906Cert

THE AQUINAS FUNDS, INC.
EXHIBIT 10(B) TO FORM N-CSR

                CERTIFICATIONS PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



I, Frank Rauscher, Principal Executive Officer of The Aquinas Funds, Inc., certify to my knowledge that:

1. The N-CSR of the registrant for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


/s/ Frank Rauscher
------------------
Frank Rauscher
Principal Executive Officer
August 29, 2003


I, Frank Rauscher, Principal Financial Officer of The Aquinas Funds, Inc., certify to my knowledge that:

1. The N-CSR of the registrant for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


/s/ Frank Rauscher
------------------
Frank Rauscher
Principal Financial Officer
August 29, 2003